SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2003

OrthoLogic Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-21214	86-0585310

(Commission File Number)	(IRS Employer Identification Number)

1275 West Washington, Phoenix, Arizona	85281

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 286-5520

Not Applicable

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements and Exhibits
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
Notes to Unaudited Pro forma Consolidated Balance Sheets:
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
Notes to Unaudited Pro forma Consolidated Statements of Operations
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-2.2

Item 2. Acquisition or Disposition of Assets

     On November 26, 2003, OrthoLogic Corp. completed its previously announced sale of substantially all its bone device business assets pursuant to an Asset Purchase Agreement dated October 8, 2003, as amended on November 26, 2003 (the “Asset Purchase Agreement”). At the closing, OrthoLogic Corp. received $93.0 million from dj Orthopedics, LLC, a wholly-owned subsidiary of dj Orthopedics, Inc., as the purchase price of the bone device business assets (the “Bone Device Business”), of which $7.5 million was put into escrow accounts and from which certain escrow fees were paid. dj Orthopedics, LLC also assumed approximately $1.4 million of OrthoLogic Corp.’s liabilities.

     Of the $7.5 million deposited into escrow accounts, $7.0 million was placed into an account that dj Orthopedics, LLC may draw upon to fund any claims against OrthoLogic Corp. deemed eligible for indemnification. The remaining $0.5 million was placed into an escrow account to fund the payment of employee stay-bonuses described in the Asset Purchase Agreement. Any remaining funds held in escrow in excess of the aggregate amount of any pending claims, together with any earnings or interest, will be released to OrthoLogic Corp. on the second anniversary of the closing.

     The purchase price was determined in an arm’s length negotiation. Neither dj Orthopedics, LLC nor dj Orthopedics, Inc. was affiliated with OrthoLogic Corp., its directors, officers or any associates of any OrthoLogic Corp. director or officer.

     A copy of the press release announcing the transaction was filed as exhibit 99.1 to OrthoLogic Corp.’s Form 8-K filed November 26, 2003. A copy of the executed Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement are filed with this Form 8-K and are incorporated herein by reference. The foregoing description of the transaction is qualified in its entirety by the complete text of the Asset Purchase Agreement and Amendment No. 1 to the Asset Purchase Agreement attached hereto.

Item 7. Financial Statements and Exhibits

(a)	Financial statements of the business acquired. None.

(b)	Pro forma financial information.

See below.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of OrthoLogic Corp. and subsidiaries, adjusted to give effect to the disposition of the bone device business assets (the “Bone Device Business”) in accordance with the Asset Purchase Agreement dated October 8, 2003 between us and dj Orthopedics, LLC.

     The unaudited pro forma consolidated balance sheets give effect to the proposed transaction as if it occurred on the date of the balance sheet. The cash proceeds and resulting gain are only included in the September 30, 2003 balance sheet. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2003 and 2002 and the years ended December 31, 2002, 2001 and 2000 give effect to the transaction as if it had occurred as of January 1, 2000.

     The pro forma consolidated financial information is presented for illustrative purposes only, and is not necessarily indicative of the operating results or financial position that would have occurred if all of the events as described above had occurred on the first day of the respective periods presented, nor is it necessarily indicative of our future operating results or financial position. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with OrthoLogic’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

ORTHOLOGIC CORP.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)
September 30, 2003

	Historical	Sale of Bone		Proforma
	OrthoLogic	Device Business		OrthoLogic

ASSETS
Current Assets:
Cash and cash equivalents	$12,287	$80,500	(2)	$92,787
Short-term Investments	22,174	—		22,174
Accounts receivable less allowance for doubtful accounts	9,479	(8,398	)(1)	1,081
Inventories, net	2,284	(2,284	)(1)	—
Prepaids and other current assets	595	(47	)(1)	548
Deferred income taxes – current	1,667	(1,667	)(1)	—

Total current assets	48,486	68,104		116,590

Furniture and equipment, net	1,245	(690	)(1)	555
Long-term investments	5,024	—		5,024
Deferred income taxes — non-current	964	(964	)(1)	—
Deposits and other assets	210	(9	)(1)	201
Escrow deposit receivable	—	7,500	(2)	7,500
Investment in Chrysalis BioTechnology	750	—		750

Total assets	$56,679	$73,941		$130,620

LIABILITIES & STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$988	$(613	)(1)	$375
Income taxes payable	—	5,000	(2)	5,000
Accrued compensation	2,295	(544	)(1)	1,751
Accrued CPM divestiture costs	—	—		—
Other accrued liabilities	2,982	(671	)(1)	2,311
	—	500	(2)	500

Total current liabilities	6,265	3,672		9,937
Deferred rent and capital lease obligation	298	—		298

Total liabilities	6,563	3,672		10,235

Commitments and contingencies
STOCKHOLDERS’ EQUITY
Common stock, $.0005 par value:
50,000,000 shares authorized; and 32,933,096 and 32,891,296 shares issued and outstanding	16	—		16
Additional paid-in capital	139,700	—		139,700
Accumulated deficit	(89,463)	70,269	(2)	(19,194)
Treasury stock at cost, 41,800 shares	(137)	—		(137)

Total stockholders’ equity	50,116	70,269		120,385

Total liabilities and stockholders’ equity	$56,679	$73,941		$130,620

See notes to unaudited pro forma consolidated balance sheets.

ORTHOLOGIC CORP.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)
December 31, 2002

	Historical	Sale of Bone		Proforma
	OrthoLogic	Device Business		OrthoLogic

ASSETS
Current Assets:
Cash and cash equivalents	$11,286	—		$11,286
Short-term Investments	18,660	—		18,660
Accounts receivable less allowance for doubtful accounts	9,641	(8,313	)(1)	1,328
Inventories, net	2,568	(2,568	)(1)	—
Prepaids and other current assets	598	(61	)(1)	537
Deferred income taxes — current	1,667	(1,667	)(1)	—

Total current assets	44,420	(12,609)		31,811

Furniture and equipment, net	1,498	(711	)(1)	787
Long-term investments	5,659	—		5,659
Deferred income taxes — non-current	964	(964	)(1)	—
Deposits and other assets	129	(11	)(1)	118
Investment in Chrysalis BioTechnology	750	—		750

Total assets	$53,420	$(14,295)		$39,125

LIABILITIES & STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$478	$(312	)(1)	$166
Accrued compensation	2,290	(58	)(1)	2,232
Accrued CPM divestiture costs	210	—		210
Other accrued liabilities	1,857	(560	)(1)	1,297

Total current liabilities	4,835	(930)		3,905
Deferred rent and capital lease obligation	352	—		352

Total liabilities	5,187	(930)		4,257

Commitments and contingencies
STOCKHOLDERS’ EQUITY
Common stock, $.0005 par value:
50,000,000 shares authorized; and 32,088,021 and 32,047,021 shares issued and outstanding	16	—		16
Additional paid-in capital	136,945	—		136,945
Common stock to be issued for legal settlement	2,078	—		2,078
Accumulated deficit	(90,669)	(13,365	)(1)	(104,034)
Treasury stock at cost, 41,800 shares	(137)	—		(137)

Total stockholders’ equity	48,233	(13,365)		34,868

Total liabilities and stockholders’ equity	$53,420	$(14,295)		$39,125

See notes to unaudited pro forma consolidated balance sheets.

ORTHOLOGIC CORP.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)
December 31, 2001

	Historical	Sale of Bone		Proforma
	OrthoLogic	Device Business		OrthoLogic

ASSETS
Current Assets:
Cash and cash equivalents	$19,503	—		$19,503
Short-term Investments	11,008	—		11,008
Accounts receivable less allowance for doubtful accounts	11,362	(8,578	)(1)	2,784
Inventories, net	1,507	(1,507	)(1)	—
Prepaids and other current assets	687	(101	)(1)	586
Deferred income taxes — current	2,631	(2,631	)(1)	—

Total current assets	46,698	(12,817)		33,881

Furniture and equipment, net	1,902	(903	)(1)	999
Long-term investments	—	—		—
Deferred income taxes — non-current	—	—		—
Deposits and other assets	92	(7	)(1)	85
Investment in Chrysalis BioTechnology	750	—		750

Total assets	$49,442	$(13,727)		$35,715

LIABILITIES & STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$776	$(458	)(1)	$318
Accrued compensation	2,415	(164	)(1)	2,251
Accrued CPM divestiture costs	2,446	—		2,446
Other accrued liabilities	1,022	(848	)(1)	174

Total current liabilities	6,659	(1,470)		5,189
Deferred rent and capital lease obligation	287	—		287

Total liabilities	6,946	(1,470)		5,476

Commitments and contingencies
Series B Convertible Preferred Stock, $1,000 per value; 600 shares issued and outstanding; liquidation preference, $600,000 at December 31, 2001	600			600

STOCKHOLDERS’ EQUITY
Common stock, $.0005 par value:
50,000,000 shares authorized; and 32,088,021 and 32,047,021 shares issued and outstanding	16	—		16
Additional paid-in capital	136,216	—		136,216
Common stock to be issued for legal settlement	2,078	—		2,078
Accumulated deficit	(96,277)	(12,257	)(1)	(108,534)
Treasury stock at cost, 41,800 shares	(137)	—		(137)

Total stockholders’ equity	41,896	(12,257)		29,639

Total liabilities and stockholders’ equity	$49,442	$(13,727)		$35,715

See notes to unaudited pro forma consolidated balance sheets.

Notes to Unaudited Pro forma Consolidated Balance Sheets:

Divestiture

On November 26, 2003, OrthoLogic Corp. completed its previously announced sale of substantially all its bone device business assets pursuant to an Asset Purchase Agreement dated October 8, 2003, as amended on November 26, 2003. At the closing, OrthoLogic Corp. received $93.0 million from dj Orthopedics, LLC, a wholly-owned subsidiary of dj Orthopedics, Inc., as the purchase price of the bone device business assets, of which $7.5 million was put into escrow accounts and from which certain escrow fees were paid. dj Orthopedics, LLC also assumed approximately $1.4 million of Orthologic Corp.’s liabilities.

Of the $7.5 million deposited into escrow accounts, $7.0 million was placed into an account that dj Orthopedics, LLC may draw upon to fund any claims against OrthoLogic Corp. deemed eligible for indemnification. The remaining $0.5 million was placed into an escrow account to fund the payment of employee stay-bonuses described in the Asset Purchase Agreement. Any remaining funds held in escrow in excess of the aggregate amount of any pending claims, together with any earnings or interest, will be released to OrthoLogic Corp. on the second anniversary of the closing.

(1)	To give effect to the disposition of the Bone Device Business as of balance sheet date presented. Pursuant to the Asset Purchase Agreement, Orthologic Corp. sold substantially all of the assets of the Bone Device Business, including substantially all of the related machinery, equipment, inventory, work in process, licenses, customer lists and intellectual property and certain agreements and contracts to dj Orthopedics. dj Orthopedics assumed substantially all of the Bone Device Business trade payables and other current liabilities less payables in an amount approximately equal to the amount of retained Medicare receivables. Therefore, the adjustment removes the related historical assets and liabilities of the Bone Device Business that will not be retained by OrthoLogic Corp.

(2)	To give effect to the net cash proceeds, gain on disposition and related income taxes as a result of the sale of the Bone Device Business as if it occurred on September 30, 2003. The cash amount reflects the $93.0 million payment from djOrthopedics net of the $7.5 million placed in escrow, shown as escrow deposit receivable, and direct costs of the transaction of $5.0 million, for net proceeds of $80.5 million. The gain reflected in accumulated deficit is composed primarily of the cash proceeds, net of the net assets sold, direct costs, and related income taxes payable and the increase of the valuation allowance for the remaining deferred tax asset.

ORTHOLOGIC CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share data)
Nine months ended September 30, 2003

		Sale of
	Historical	Bone Device	Proforma
	OrthoLogic	Business (1)	OrthoLogic

NET SALES	$34,263	$(34,263)	$—
COST OF REVENUES	5,088	(5,088)	—

GROSS PROFIT	29,175	(29,175)	—

OPERATING EXPENSES
Selling, general and administrative	22,503	(18,820)	3,683
Research and development	6,299	(236)	6,063
CPM divestiture and related charges	(477)	—	(477)

Total operating expenses	28,325	(19,056)	9,269

OPERATING INCOME (LOSS)	850	(10,119)	(9,269)
OTHER INCOME	387	—	387

INCOME (LOSS) BEFORE INCOME TAXES	1,237	(10,119)	(8,882)
Provision for income taxes	31	—	31

INCOME (LOSS) FROM CONTINUING OPERATIONS	$1,206	$(10,119)	$(8,913)

Net income (loss) per common share — basic	$0.04		$(0.27)

Net income (loss) per common share — diluted	$0.04		$(0.27)

Basic shares outstanding	32,892		32,892
Equivalent shares	385		—

Diluted shares outstanding	33,277		32,892

See notes to unaudited pro forma consolidated statements of operations.

ORTHOLOGIC CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data)
Nine months ended September 30, 2002

		Sale of
	Historical	Bone Device	Pro forma
	OrthoLogic	Business (1)	OrthoLogic

REVENUES
Net sales	$28,221	$(28,221)	$—
Royalties from co-promotion agreement	1,872		1,872

Total revenues	30,093	(28,221)	1,872
COST OF REVENUES	4,621	(4,621)	—

GROSS PROFIT	25,472	(23,600)	1,872

OPERATING EXPENSES
Selling, general and administrative	20,534	(16,917)	3,617
Research and development	2,391	(208)	2,183
CPM divestiture and related charges	(1,047)	—	(1,047)

Total operating expenses	21,878	(17,125)	4,753

OPERATING INCOME (LOSS)	3,594	(6,475)	(2,881)
OTHER INCOME	537	—	537

INCOME (LOSS) BEFORE INCOME TAXES	4,131	(6,475)	(2,344)
Provision for income taxes	37	—	37

INCOME (LOSS) FROM CONTINUING OPERATIONS	$4,094	$(6,475)	$(2,381)

Net income (loss) per common share — basic	$0.13		$(0.07)

Net income (loss) per common share — diluted	$0.13		$(0.07)

Basic shares outstanding	32,615		32,615
Equivalent shares	96		—

Diluted shares outstanding	32,711		32,615

See notes to unaudited pro forma consolidated statements of operations.

ORTHOLOGIC CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share data)
Year ended December 31, 2002

		Sale of
	Historical	Bone Device	Pro forma
	OrthoLogic	Business (1)	OrthoLogic

REVENUES
Net sales	$38,159	$(38,159)	$—
Royalties from co-promotion agreement	2,230	—	2,230

Total revenues	40,389	(38,159)	2,230
COST OF REVENUES	6,158	(6,158)	—

GROSS PROFIT	34,231	(32,001)	2,230

OPERATING EXPENSES
Selling, general and administrative	26,604	(22,028)	4,576
Research and development	3,765	(277)	3,488
CPM divestiture and related charges	(1,047)	—	(1,047)

Total operating expenses	29,322	(22,305)	7,017

OPERATING INCOME (LOSS)	4,909	(9,696)	(4,787)
OTHER INCOME	706	—	706

INCOME (LOSS) BEFORE INCOME TAXES	5,615	(9,696)	(4,081)
Provision for income taxes	6	—	6

INCOME (LOSS) FROM CONTINUING OPERATIONS	$5,609	$(9,696)	$(4,087)

Net income (loss) per common share — basic	$0.17		$(0.13)

Net income (loss) per common share — diluted	$0.17		$(0.13)

Basic shares outstanding	32,556		32,556
Equivalent shares	808		—

Diluted shares outstanding	33,364		32,556

See notes to unaudited pro forma consolidated statements of operations.

ORTHOLOGIC CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share data)
Year ended December 31, 2001

		Sale of
	Historical	Bone Device	Pro forma
	OrthoLogic	Business (1)	OrthoLogic

REVENUES
Net sales	$59,338	$(30,477)	$28,861
Royalties from co-promotion agreement	3,018	—	3,018

Total revenues	62,356	(30,477)	31,879
COST OF REVENUES	11,349	(5,538)	5,811

GROSS PROFIT	51,007	(24,939)	26,068

OPERATING EXPENSES
Selling, general and administrative	46,556	(17,282)	29,274
Research and development	3,889	(429)	3,460
CPM divestiture and related charges	14,327	—	14,327

Total operating expenses	64,772	(17,711)	47,061

OPERATING INCOME (LOSS)	(13,765)	(7,228)	(20,993)
OTHER INCOME	682	—	682

INCOME (LOSS) BEFORE INCOME TAXES	(13,083)	(7,228)	(20,311)
Provision for income taxes	12	—	12

INCOME (LOSS) FROM CONTINUING OPERATIONS	$(13,095)	$(7,228)	$(20,323)

Net income (loss) per common share — basic	$(0.42)		$(0.65)

Net income (loss) per common share — diluted	$(0.42)		$(0.65)

Basic and diluted shares outstanding	31,293		31,293

See notes to unaudited pro forma consolidated statements of operations.

ORTHOLOGIC CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share data)
Year ended December 31, 2000

		Sale of
	Historical	Bone Device	Pro forma
	OrthoLogic	Business (1)	OrthoLogic

REVENUES
Net sales	$80,769	$(20,509)	$60,260
Royalties from co-promotion agreement	9,310	—	9,310

Total revenues	90,079	(20,509)	69,570
COST OF REVENUES	18,289	(4,186)	14,103

GROSS PROFIT	71,790	(16,323)	55,467

OPERATING EXPENSES
Selling, general and administrative	71,727	(15,855)	55,872
Research and development	4,689	(577)	4,112
Legal settlements	4,499	—	4,499
Write-off of goodwill	23,348	—	23,348
Net gain from discontinuation of co-promotion agreement	(844)	—	(844)

Total operating expenses	103,419	(16,432)	86,987

OPERATING INCOME (LOSS)	(31,629)	109	(31,520)
OTHER INCOME	451	—	451

INCOME (LOSS) BEFORE INCOME TAXES	(31,178)	109	(31,069)
Provision for income taxes	12	—	12

NET INCOME (LOSS)	$(31,190)	$109	$(31,081)

Net income (loss) per common share — basic	$(1.04)		$(1.04)

Net income (loss) per common share — diluted	$(1.04)		$(1.04)

Basic and diluted shares outstanding	29,855		29,855

See notes to unaudited pro forma consolidated statements of operations.

Notes to Unaudited Pro forma Consolidated Statements of Operations

Divestiture

On November 26, 2003, OrthoLogic Corp. completed its previously announced sale of substantially all its bone device business assets pursuant to an Asset Purchase Agreement dated October 8, 2003, as amended on November 26, 2003. At the closing, OrthoLogic Corp. received $93.0 million from dj Orthopedics, LLC, a wholly-owned subsidiary of dj Orthopedics, Inc., as the purchase price of the bone device business assets, of which $7.5 million was put into escrow accounts and from which certain escrow fees were paid. dj Orthopedics, LLC also assumed approximately $1.4 million of OrthoLogic Corp.’s liabilities.

Of the $7.5 million deposited into escrow accounts, $7.0 million was placed into an account that dj Orthopedics, LLC may draw upon to fund any claims against OrthoLogic Corp. deemed eligible for indemnification. The remaining $0.5 million was placed into an escrow account to fund the payment of employee stay-bonuses described in the Asset Purchase Agreement. Any remaining funds held in escrow in excess of the aggregate amount of any pending claims, together with any earnings or interest, will be released to OrthoLogic Corp. on the second anniversary of the closing.

(1)	To reflect the elimination of the historical revenues as well as historical costs and expenses relating to the operations of the Bone Device Business pursuant to the Asset Purchase Agreement, as if the transactions were consummated as of January 1, 2000. Any gain related to this transaction is not reflected in the pro forma statements of operations. The historical expenses of the Bone Device Business were derived using a variety of factors including percentage of revenues, headcount and specific identification which management believes are reasonable and representative of such historical expenses.

(c) Exhibits

2.1	Asset Purchase Agreement between OrthoLogic Corp. and dj Orthopedics, LLC dated October 8, 2003

2.2	Amendment No. 1 dated November 26, 2003 to the Asset Purchase Agreement between OrthoLogic Corp. and dj Orthopedics, LLC dated October 8, 2003

**OrthoLogic Corp. agrees to furnish supplementally a copy of any schedule to the Asset Purchase Agreement dated October 8, 2003 and to the Amendment No. 1 omitted from this filing to the Securities and Exchange Commission upon its request.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2003	OrthoLogic Corp.

/s/ Thomas Trotter

Thomas Trotter
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Asset Purchase Agreement between OrthoLogic Corp. and dj Orthopedics, LLC dated October 8, 2003

2.2	Amendment No. 1 dated November 26, 2003 to the Asset Purchase Agreement between OrthoLogic Corp. and dj Orthopedics, LLC dated October 8, 2003

**	OrthoLogic Corp. agrees to furnish supplementally a copy of any schedule to the Asset Purchase Agreement dated October 8, 2003 and to the Amendment No. 1 omitted from this filing to the Securities and Exchange Commission upon its request.